SECTION 906 CERTIFICATION

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:  USAA INVESTMENT TRUST, Total Return Strategy Fund

In connection with the Semiannual Report on Form N-CSR (Report) of the above-named issuer for the Fund listed above for the period ended June 30, 2006, the undersigned hereby certifies, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.


Date:  08-21-2006                                /S/ CHRISTOPHER W. CLAUS
       ----------                                --------------------------
                                                     Christopher W. Claus
                                                      President

                            SECTION 906 CERTIFICATION

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:  USAA INVESTMENT TRUST, Total Return Strategy Fund

In connection with the Semiannual Report on Form N-CSR (Report) of the above-named issuer for the Fund listed above for the period ended June 30, 2006, the undersigned hereby certifies, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.



Date:  08-21-2006                                        /S/ DEBRA K. DUNN
       ----------                                        ------------------
                                                            Debra K. Dunn
                                                            Treasurer